                                   AGREEMENT
                                   ---------

     Agreement dated as of May 1, 1998 among MPEL Holdings Corp., a New York corporation ("MPEL"), Mortgage Plus Equity & Loan Corp., a New York Corporation and a wholly-owned subsidiary of MPEL ("Mortgage Plus"), Cary Wolen ("CW"), Steven M. Latessa ("SL"), Jon P. Blasi and Lydia Blasi ("JB"), the WLB Partnership, a general partnership whose general partners are CW, SL and JB (the "Partnership"), the Estate of Anthony Saffiotti (the "Estate"), as represented
by the executors                    and                    (the "Executors") and
Karen Saffiotti, in her individual and representative capacities ("KS").

     For consideration duly provided, the receipt of which each party hereto acknowledges, it is agreed by each party as follows:

     1.  As of March     , 1998 the Estate was the beneficial owner of
shares of Common Stock of Mortgage Plus (the "Mortgage Plus Common Stock"),
represented by Stock Certificate No.      .    Pursuant to the merger (the
"Merges") as set forth in the Merger Agreement dated       1998, (a copy of
which is attached as Exhibit A) (the "Merger Agreement"), each share of Mortgage Plus Common Stock owned by the Estate, as well as each share of Mortgage Plus Common Stock owned by all other Shareholders of Mortgage Plus was automatically converted into one share of Computer Transceiver Systems, Inc., which, on March 1998, changed its name to "MPEL Holdings, Inc.," (all shares of MPEL are herein called the "MPEL Common Stock"). Accordingly, since the effective date of the
Merger the Estate is the legal and beneficial owner of       shares of MPEL
Common Stock.

     2. The Restated Shareholder's Agreement dated August 27, 1996, as amended, (the "Shareholders Agreement") is hereby terminated in all respects and of no further force or effect, and the parties thereto are released and discharged from all obligations to one another created or incurred pursuant to the Shareholders Agreement, and have no claim, right, obligation or liability to any other party thereunder. In particular, the Estate and KS specifically acknowledge that the proceeds of the insurance policy on the life of Anthony Saffiotti, identified on Exhibit B hereto (the "Policy"), were not, as of the date of Anthony Saffiotti's death, obligated to be paid to the Estate or KS pursuant to the provisions of Section 7of the Shareholder's Agreement.

     3.  The Estate hereby sells, assigns and transfers to the Partnership and
the Partnership hereby purchases from the Estate,         shares of MPEL Common
Stock (the "Transaction Shares") for a purchase price of  ($415,000.00 and $
, amount of ("Anthony Saffiotti Obligations" to Mortgage Plus) (the "Consideration"), payable as follows:

     (a) Commencing on May 31, 1998, and on the first and fifteenth date of each month thereafter until the "Final Payment Date" (as herein
          defined), the sum of $      , and on the Final Payment Date, an amount
          equal to the difference between $115,000 and the amounts heretofore paid pursuant to the first clause of this Paragraph 3(a);

     (b)  $            , which shall be applied to the full satisfaction of the
          "Anthony Saffiotti Obligations" set forth on Exhibit C hereto, and

     (c) $300,000, in either (i) four installments of $75,000 on the 60th, 90th, 120th and 150th day following the date (the "Effective Date") on
          which the MPEL's Registration Statement (No.     ) (the ("Registration
          Statement) is declared "effective" by the United States Securities and Exchange Commission or (ii) if the benefits of the Policy is paid prior to the 150th day following the Effective Date, within four (4) business days following the payment of such benefits, it being agreed that the amount payable on such date shall, when added to any amounts paid pursuant to c(i) be equal to only $300,000. The 150th day following the Effective Date or the date on which the c(ii) payment is made is called the "Final Payment Date."

     4(A). The Estate and KS each represent and warrant to the Partnership that: the Estate is the legal and beneficial owner of all of the Transaction Shares being sold to the Partnership; the Estate has full power, capacity and lawful authority to sell, assign, transfer and deliver all the Transaction Shares, and its title thereto is good, valid and enforceable, free and clear of all claims, liens, encumbrances or restriction of any nature; neither the Estate, any Executor nor KS has granted any option or right to any person to acquire any right title or interest to any or all of the Transaction Shares; there are no proceedings of any kind pending or threatened, and no agreements, understandings or promises (whether oral or written in existence) which will or which could interfere with the full sale and delivery of the Transaction Shares to the Partnership, or the Partnership's full ownership of all right, marketable title and interest in the Transaction Shares; this Agreement has been duly and validly executed and delivered by the Estate and is fully enforceable against the Estate, the Executors and KS and no consent or approval of, or filing with, any court or governmental body is necessary to the Estate's full performance of its obligations hereunder; the execution, delivery or performance of this Agreement by the Estate will not (i) violate or conflict with any judgment, order, trust agreement (ii) result in the creation or imposition of any lien, claim, charge, restriction or limitation on any of the Transaction Shares, or (iii) impose on the Partnership or MPEL or Mortgage Plus any cost, expense or liability (including, but not limited to, any lien, cost, expense or liability arising at any time from the failure by the Estate or KS to satisfy any tax obligations which it or she may be subject to for any reason).

     4(B). MPEL and the Estate agree that the law firms of Ruskin, Moscou, Evans and Faltischek ("RMEF"), and Farrell Fritz ("FF") are appointed by the Estate and MPEL as attorneys-in-fact to take all actions necessary to cause (i) share certificates for shares of MPEL Common Stock in the name of the Estate to be delivered to the

Estate and (ii) share certificates for      shares of MPEL Common Stock in
the name of the Partnership to be delivered to FF, as escrow agreement for the Estate (pursuant to an escrow agreement in the form attached hereto as Exhibit
D), in each case within five (5) business days from the date hereof.

     5. MPEL agrees that on one occasion, for a period commencing one year after the date hereof, but not later than three years form the date hereof, MPEL, upon a written request therefor from the Estate (so long as it owns at least 50% of the shares of MPEL Common Stock which it owns following the sale of the Transaction Shares, such shares called the "Registrable Securities") shall prepare and file with the United State Securities Commission ("SEC") a registration statement under the Securities Act of 1933 (the "Act") covering the Registrable Securities which are the subject of such request.

     6. If CW, SL, JB or the Partnership at any time propose to sell any of his or their MPEL Common Stock to the public pursuant to a registration statement filed with the SEC in excess of 200,000 shares of MPEL Common Stock contemplated to be sold pursuant to the Registration Statement, they will give at least 30 days' prior written notice to the Estate of their intentions so to do. Upon the written request of the Estate received by MPEL within 30 days after the giving of any such notice MPEL will cause such Registrable Securities as to which registration shall have been so requested by the Estate to be included with the securities to be covered by the registration statement filed by the Company for the MPEL Common Stock being sold by CW, SL, JB or the Partnership, all to the extent required to permit the sale or other disposition of the Registrable Securities so registered by the Estate to the public.

     7. If any whenever MPEL is required by the provisions hereof to effect the registration of any shares of Registrable Securities under the Act, MPEL will, as expeditiously as possible:

     (a) prepare and file with the SEC a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated the Estate;

     (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Act with respect to the disposition of all of the Registrable Securities covered by such registration statement in accordance with the Estate's intended method of disposition set forth in such registration statement for such period;

     (c) furnish to the of copies of the therein Estate, and to registration (including each each underwriter statement and the preliminary if any, such number prospectus included prospectus) as such persons reasonably may request in order to facilitate the public sale or their disposition of the securities covered by such registration statement;

     (d) use its best covered by such efforts to registration register or statement under qualify the the securities or Registrable "blue Securities sky" laws of such jurisdictions as the Seller or, in the case of any underwritten reasonably such purpose be a foreign or to consent to public offering, request, provided, required to corporation in any general service of the managing however, that MPEL qualify generally jurisdiction where process in any such underwriter shall shall not for any to transact it is not so jurisdiction; business as qualified

     (e) list the statement with any Common Stock is Registrable securities then listed; Securities covered exchange on which by such the MPEL registration

     (f) immediately notify registration thereto is the Estate and statement, at any required to be each underwriter time when a delivered under under such prospectus relating the Act of the happening of any event of which MPEL has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, state a make the circumstances then existing; included an material statements untrue fact therein not statement required to misleading of a be stated in light of material therein or the fact or necessary to omits to

     (g) make available for inspection by the Estate any under writer participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained Estate or underwriter, all financial and other records, pertinent corporate documents and properties of the MPEL, and cause the MPEL's officers, directors and employees to supply all information reasonably requested by the Estate, underwriter, attorney, accountant or agent in connection with such registration statement.

     (h) In connection with each registration hereunder, the Estate will furnish to MPEL in writing such information with respect to itself and the proposed distribution by it as reasonable shall be necessary in order to assure compliance with federal and applicable state securities laws. In connection with each registration covering an underwritten public offering, MPEL agrees to enter into a written agreement with the managing underwriter in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the MPEL's size and investment stature.

     8.  In accordance with the Registration Statement ("Use of Proceeds"), MPEL
will pay the Estate the sum of $             (401K advance) upon the closing of
the "Minimum Sale of Securities."

     9. Simultaneously, with the execution and delivery of this Agreement, the parties are exchanging Irrevocable and Unconditional Releases, in the form attached as Exhibit E-1 and E-2 hereof.

     10. The Estate and KS agree to promptly and fully cooperate with the Equitable Insurance Company (or with any of its authorized representatives) in order to assist Mortgage Plus' collection of the proceeds of the Policy; will not take any action or make any statement which would delay or hinder the payment of such proceeds; and will take all other actions (at the expense of Mortgage Plus) as Mortgage Plus may reasonably request to assist Mortgage Plus' prompt collection of such proceeds.

     11. MPEL represents that the Registration Statement delivered to the Estate and KS is, in all mutual respects, accurate as of the date it was filed with the SEC, and, in particular, that as of the date hereof, a total of shares of MPEL Common Stock are authorized and outstanding, of which a total of shares are owned by CW, SL and JB.

     12. The Estate and KS acknowledge that they have sought independent legal and financial advice in connection with the negotiation and execution of this Agreement, and that no promise or representation has been made with respect to the present or future release of any shares of MPEL Common Stock. The Estate and KS acknowledge and understand that the shares of MPEL Common Stock owned by the Estate have not been registered with the SEC and are not freely tradable or saleable (and will carry a restricted legend to that effect) and may only be sold in compliance with the Act.

     13. All notices permitted or required under this Agreement shall be in writing and shall be either: (a) delivered by personal service, (b) delivered by courier service, or (c) sent by certified or registered mail, postage prepaid, return receipt requested, to the parties hereto at their addresses set forth below or at such other address which may be designated in writing by the parties:

     If to MPEL, Mortgage Plus, or CW, SL, JB or the Partnership:
                                Mortgage Plus Equity & Loan Corp.
                                6851 Jericho Turnpike, Suite 246
                                Syosset, New York 11791

        with a copy to:  Ruskin, Moscou, Evans & Faltischek, P.C.
                                170 Old Country Road
                                Mineola, New York 11501

                        Attention: Mr. Norman Friedland





     If to the Estate or KS:
     Karen Saffiotti
     63 Amherst Road
     Albertson, New York 11507

     with a copy to:  Farrell Fritz, P.C.
     EAB Plaza
     Uniondale, New York 11556
     Attention: Mr. Igor Bilewich

Such notices shall be effective upon receipt in the case of personal or courier service and on the third(3rd) day after posting in the U.S. mail.

     14.  (a)   Entire Agreement.  This Agreement represents the entire
                -----------------
agreement between the parties with respect to the subject matter hereof, and superseded all prior agreements, arrangements and understandings between the parties, whether oral or written, with respect thereto.

          (b) Governing Law. All questions concerning this Agreement, including
              -------------
but not limited to, the execution, interpretation and performance shall be governed by the laws of the State of New York without regard to any law or rule which would require the selection or application of the law of any other jurisdiction.

          (c) Amendments. This Agreement may not be amended except in writing
              ----------
signed by each of the parties hereto.

          (d) Assignment. This Agreement may not be assigned by any of the
              ----------
parties without the prior written consent of the other parties.

          (e) Counterparts.  This Agreement may be executed in counterparts,
              -------------
including facsimile counterparts, each of which shall be deemed an original, and all of which, when taken together, shall be deemed one and the same instrument.

          (f) Further Assurances. Each party hereto agrees to execute and
              ------------------
deliver all such other instruments and take all such other action as another party hereto may reasonably request from time to time hereafter and without payment of further consideration in order to effectuate or evidence the transactions contemplated thereby.

          (g) No Adverse Construction. The rule that a contract is to be
              -----------------------
construed against the party drafting the contract is hereby waived, and shall have no applicability in construing this Agreement or any provision hereof.

MPEL HOLDINGS CORP.          ESTATE OF ANTHONY SAFFIOTTI


By:______________________    By:______________________


MORTGAGE PLUS EQUITY
  & LOAN CORP.

By:______________________    By:______________________
                                KAREN SAFFIOTTI


By:______________________
   CARY WOLEN


By:______________________
   STEVEN M. LATESSA








By:______________________
   JON P. BLASI


By:______________________
   LYDIA BLASI


WLB PARTNERSHIP


By:______________________

                                  Exhibit E-1
                                  -----------

                     IRREVOCABLE AND UNCONDITIONAL RELEASE
                     -------------------------------------

     The Estate and KS (individually a "Releasor" and collectively, the "Releasors"), in consideration MPEL Holdings Corp. ("MPEL"), Mortgage Plus Equity & Loan Corp. ("Mortgage Plus") Cary Wolen, Steven M. Latessa, Jon Blasi and Lydia Blasi, and the WLB Partnership entering into an agreement with the Releasors dated the date hereof (the "Agreement") jointly, and jointly and severally, fully and unconditionally release (i) MPEL and Mortgage Plus and all its affiliated businesses (herein called the "Company"), and (ii) all officers, employees, shareholders, directors, partners, advisors and agents of the Company, and (iii) all successors, assigns and heirs of the foregoing and (iv) all other parties to the Agreement (each aforementioned entity or person called a "Releasee" and all such entities and persons called the "Releasees:) form and against any and all claims, rights, fees, payments, compensation of any kind, accountings, actions, causes of action, suits, debts, dues, sums of money, property, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, damages (including consequential damages), judgments and demands whatsoever (whether or not existing, contingent, matures or known on the date hereof) in law, admiralty or equity, which against any Releasee or all Releasees, any Releasor or the Releasors, or it or their heirs,


Initials:

______________        _______________


executors, administrators, successors and assigns, ever had, now have or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the date of this Release, provided, however, the obligations of the Purchaser set forth in Paragraph 3 of the Agreement and the obligations of MPEL set forth in Paragraph 5, 6, 7 and 8 of the Agreement shall remain in full force and effect.

     The Irrevocable and Unconditional Release further specifically confirms that no Releasor has heretofore assigned, pledged, sold or transferred all or a portion of any of the foregoing claims, rights, etc., and the Estate and KS each agree to fully and promptly indemnify each and every Releasee from any claim or expense that may be incurred in connection with any misrepresentation with respect to the foregoing.

     Each of the Releasors acknowledges that it/she has received legal advice with respect to the Unconditional Release and that it/she intends to be bound by the provisions hereof.

     This Irrevocable and Unconditional Release shall be governed by New York law.

Initials:

______________            _____________



     This Irrevocable and Unconditional Release may not be modified, rescinded or altered without the written consent of each Releasee.

                                ESTATE OF ANTHONY SAFFIOTTI

                                By:_____________________________

                                By:_____________________________
                                   KAREN SAFFIOTTI


STATE OF NEW YORK  )
                   )ss.:
COUNTY OF NASSAU   )

     On May 6, 1998, before me personally came Executor, to me known, who, by me duly sworn, did depose and say that deponent is the ______________________ of Estate of Anthony Saffiotti which executed the foregoing Irrevocable and Unconditional Release, and that deponent signed deponent's name.

                                __________________________
                                NOTARY PUBLIC

STATE OF NEW YORK  )

                  )ss.:
COUNTY OF NASSAU  )

     On May 6, 1998, before me personally came Karen Saffiotti, to me known, and known to me to be the individual described in, and executed the foregoing Irrevocable and Unconditional Release, and duly acknowledged to me that he executed same.


                                        ___________________________

                                        NOTARY PUBLIC
Initials:

________________               _______________


                                   EXHIBIT E-2
                                   -----------

                     IRREVOCABLE AND UNCONDITIONAL RELEASE
                     -------------------------------------

     MPEL Holdings Corp., ("MPEL") its wholly-owned subsidiary Mortgage Plus Equity & Loan Corporation and the persons on Exhibit A hereto (a "Releasor" and collectively, the "Releasors" ), in consideration of the Estate of Anthony Saffiotti (the "Estate") and Karen Saffiotti entering into an agreement with the Releasors dated the date hereof (the "Agreement"), jointly, and jointly and severally, fully and unconditionally release (i) the Estate and KS and all advisors and agents of the Estate and (ii) all successors, assigns and heirs of the foregoing (each such aforementioned entity or person called a "Releasee" and all such entities and persons called the "Releasees") from and against any and claims, rights, fees, payments, compensation of any kind, accountings, actions, causes of action, suits, debts, dues, sums of money, property, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, damages (including consequential damages), judgments and demands whatsoever (whether or not existing, contingent, matured or know on the date hereof) in law, admiralty or equity, which against any Releasee or all Releasess, any Releasor or the Releasors, or it or their heirs, executors, administrators, successors and assigns, ever had, now have or hereafter can, shall or may, have for, upon or by reason of any matter, cause or thing whatsoever from the beginning of the world to the date of the date of this

Initials:

______________        ______________


Release, provided, however, the obligations of the Estate and KS set forth in
Paragraph  ____   of the Agreement shall remain in full force and effect.
     The Irrevocable and Unconditional Release further specifically confirms that no Releasor has heretofore assigned, pledged, sold or transferred all or a portion of any of the foregoing claim, rights, etc., and each Releasor agrees to fully and promptly indemnify each and every Releasee from any claim or expense that may be incurred in connection with any misrepresentation with respect to the foregoing.

     Each of the undersigned acknowledges that it/he has received legal advice with respect to this Unconditional Release and that it/he intends to be bound by the provisions hereof.

     This Irrevocable and Unconditional Release shall be governed by New York law.

Initials:

_______________              ______________


     This Irrevocable and Unconditional Release may not be modified, rescinded or altered without the written consent of each Releasee.

                                        MPEL HOLDINGS CORP.
                                        MORTGAGE PLUS EQUITY & LOAN CORP.

                                        By:_____________________________

                                        By:_____________________________
                                           CARY WOLEN


                                        By:_____________________________
                                           STEVEN M. LATESSA


                                        By:_____________________________
                                           JON P. BLASI


                                        WLB PARTNERSHIP


                                        By:_____________________________

Initials:

_____________          _____________



STATE OF NEW YORK  )
                   )ss.:
COUNTY OF NASSAU   )

     On May 6, 1998, before me personally came to me known, who, by me duly sworn, did depose and say that deponent is the ______________________ of MPEL Holdings Corp., and Mortgage Plus Equity & Loan Corp. the corporation described in, and which executed the foregoing Irrevocable and Unconditional Release, and that deponent knows the seal of the corporation, that the seal affixed to the Irrevocable and Unconditional Release is the corporate seal, that it was affixed by order of the Board of Directors of the corporation; and that deponent signed deponent's name by like order.


                                        __________________________
                                        NOTARY PUBLIC

STATE OF NEW YORK  )
                   )ss.:
COUNTY OF NASSAU   )

     On May 6, 1998, before me personally came Cary Wolen, to me known, and known to me to be the individual described in, and executed the foregoing Irrevocable and Unconditional Release, and duly acknowledged to me that he executed same.


                                        ___________________________
                                        NOTARY PUBLIC

STATE OF NEW YORK  )
                   )ss.:
COUNTY OF NASSAU   )

     On May 6, 1998, before me personally came Steven M. Latessa, to me known, and known to me to be the individual described in, and executed the foregoing Irrevocable and Unconditional Release, and duly acknowledged to me that he executed same.


                                        ___________________________
Initials:                               NOTARY PUBLIC

_______________       ______________



STATE OF NEW YORK  )
                   )ss.:
COUNTY OF NASSAU   )

     On May 6, 1998, before me personally came Jon P. Blasi, to me known, and known to me to be the individual described in, and executed the foregoing Irrevocable and Unconditional Release, and duly acknowledged to me that he executed same.


                                        ___________________________
                                        NOTARY PUBLIC

STATE OF NEW YORK  )
                   )ss.:
COUNTY OF NASSAU   )

     On May 6, 1998, before me personally came General Partner of WLB Partnership, to me known, and known to me to be the individual described in, and executed the foregoing Irrevocable and Unconditional Release, and duly acknowledged to me that he executed same.


                                        ___________________________
                                        NOTARY PUBLIC

Initials:

______________         ______________

                                                                              22